                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 02549


                                    ________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  February 12, 1998
                                                   -----------------



                                CENTOCOR, INC.
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               (Exact Name of Registrant as Specified in Charter)


Pennsylvania                        0-11103                    23-2117202
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(State or Other Jurisdiction    (Commission                 (IRS Employer
of Incorporation)               File Number)           Identification Number)


200 Great Valley Parkway, Malvern, Pennsylvania                     19355
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(Address of principal executive offices)                          (Zip Code)


Registrant's Telephone number, including area code     (610) 651-6000
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Item 5.  Other Events

          On February 12, 1998, Centocor, Inc. ("Centocor") announced that it had entered into a definitive agreement to acquire the U.S. and Canadian product rights for RETAVASE (TM) (reteplase), a leading acute care cardiovascular drug, from Roche Healthcare Limited, an affiliate of Roche Holding Ltd. (the "Acquisition"). Centocor's press release, dated February 12, 1998, announcing the Acquisition is attached hereto as Exhibit 99.1.

          On February 12, 1998, Centocor announced that it proposes to offer a new issue of $350 million of Convertible Subordinated Debentures due 2005 in an unregistered offering. Centocor's press release, dated February 12, 1998, relating to the proposed offering and issued pursuant to Rule 135c under the Securities Act of 1933, as amended, is attached hereto as Exhibit 99.2.

          Attached hereto as Exhibit 99.3 is Unaudited Pro Forma Consolidated Financial Data of Centocor which gives effect to the Acquisition and the related financing as if they had occurred January 1, 1997. The Unaudited Pro Forma Consolidated Financial Data attached hereto as Exhibit 99.3 is not being filed with Item 7 of Form 8-K under the Securities Exchange Act of 1934, as amended, and is not intended to meet all of the requirements of Item 7.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)    Exhibits

          (99.1) Press Release of Centocor, Inc., dated February 12, 1998

          (99.2) Press Release of Centocor, Inc., dated February 12, 1998 issued pursuant to Rule 135c under the Securities Act of 1933, as amended

          (99.3) Unaudited Pro Forma Consolidated Financial Data


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CENTOCOR, INC.


Dated: February 13, 1998            By: /s/ George D. Hobbs
                                       --------------------------------
                                       Name:  George D. Hobbs
                                       Title: Vice President, Corporate
                                              Development and General
                                              Counsel


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                               Index to Exhibits

Exhibit                   Exhibit
Number


(99.1)                Press Release of Centocor, Inc., dated February 12, 1998

(99.2) Press Release of Centocor, Inc., dated February 12, 1998, issued pursuant to Rule 135c under the Securities Act of 1933, as amended

(99.3)                Unaudited Pro Forma Consolidated Financial Data


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